INVESCO INTERNATIONAL FUNDS, INC.
                              INVESCO European Fund
                           INVESCO Pacific Basin Fund
                        INVESCO International Growth Fund

                Supplement to Prospectuses dated March 1, 1997

      The Section of the INVESCO European and INVESCO Pacific Basin Funds' Prospectus entitled "The Funds and Their Management" and the Section of the INVESCO International Growth Fund Prospectus entitled "The Fund and Its Management" are amended to (1) delete the third paragraph, and (2) substitute the following paragraph in its place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO and INVESCO Asset Management Limited ("IAML") will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. INVESCO was established in 1932 and, as of October 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $13.4 billion on behalf of over 829,000 shareholders.

The date of this Supplement is March 31, 1997.


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                        INVESCO INTERNATIONAL FUNDS, INC.

              Supplement to Statement of Additional Information
                               dated March 1, 1997

The Section of the INVESCO Income Funds, Inc. Statement of Additional Information entitled "The Funds And Their Management" is amended to (1) delete the third and fourth paragraphs and (2) substitute the following new paragraphs in their place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO was established in 1932 and as of October 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 829,000 shareholders. AMVESCO PLC's other North American subsidiaries include the following:

            --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

            --INVESCO    Management    &    Research,    Inc.    of    Boston,
      Massachusetts,     primarily     manages     pension    and    endowment
      accounts.

            --PRIMCO     Capital     Management,     Inc.    of    Louisville,
      Kentucky,   specializes   in   managing   stable   return   investments,
      principally on behalf of Section 401(k) retirement plans.

            --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCO PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

            --A   I   M   Advisors,    Inc.   of   Houston,   Texas   provides
      investment    advisory   and   administrative    services   for   retail
      and institutional mutual funds.

            --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

            --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as
      the    principal    underwriters    for   retail    and    institutional
      mutual funds.

            The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

This supplement is dated March 31, 1997.